                                                                  EXHIBIT 10.25

                                                                 EXECUTION COPY




                           PHARMACOGENOMICS AGREEMENT

                       BY AND BETWEEN CURAGEN CORPORATION

                                  AND BAYER AG

                                  DATED AS OF

                                JANUARY 12, 2001



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                               TABLE OF CONTENTS

ARTICLE I - BACKGROUND............................................................................   1

ARTICLE II - DEFINITIONS..........................................................................   2
 2.00 - Terms.....................................................................................   2
 2.01 - Affiliate.................................................................................   2
 2.02 - BAYER Background Technology...............................................................   2
 2.03 - BAYER Compound............................................................................   3
 2.04 - BAYER Data................................................................................   3
 2.05 - BAYER Licensed Patent Rights..............................................................   3
 2.06 - BAYER Licensed Technology.................................................................   3
 2.07 - BAYER Facility............................................................................   3
 2.08 - BAYER Indemnified Parties.................................................................   3
 2.09 - BAYER Patent Rights.......................................................................   3
 2.10 - BAYER Product.............................................................................   3
 2.11 - BAYER Program Technology..................................................................   4
 2.12 - BAYER Proprietary Material................................................................   4
 2.13 - BAYER Response............................................................................   4
 2.14 - BAYER SNP Target..........................................................................   4
 2.15 - BAYER Target..............................................................................   4
 2.16 - BAYER Technology..........................................................................   4
 2.17 - Biological Materials......................................................................   5
 2.18 - Breaching Party...........................................................................   5
 2.19 - Change of Control.........................................................................   5
 2.20 - Competitive Entity........................................................................   5
 2.21 - Confidential Information..................................................................   5
 2.22 - CURAGEN Deliverables......................................................................   6
 2.23 - CURAGEN Diagnostic Product................................................................   6
 2.24 - CURAGEN Discovery Tools...................................................................   6
 2.25 - CURAGEN Discovery Tool Technology.........................................................   6
 2.26 - CURAGEN Discovery Tool Improvements.......................................................   7
 2.27 - CURAGEN Indemnified Parties...............................................................   7
 2.28 - CURAGEN Licensed Patent Rights............................................................   7
 2.29 - CURAGEN Licensed Technology...............................................................   7
 2.30 - CURAGEN Notice............................................................................   7
 2.31 - CURAGEN Patent Rights.....................................................................   7
 2.32 - CURAGEN Program Technology................................................................   7
 2.33 - CURAGEN Proprietary DBs...................................................................   8
 2.34 - CURAGEN Proprietary Material..............................................................   8
 2.35 - CURAGEN Screening Services................................................................   8
 2.35 - CURAGEN Services..........................................................................   8
 2.37 - CURAGEN Services Revenue..................................................................   8
 2.38 - CURAGEN Technology........................................................................   9
 2.39 - Designated Scientific Issue...............................................................   9
 2.40 - Diagnostic Products.......................................................................   9
 2.41 - DOJ.......................................................................................  10
 2.42 - Effective Date............................................................................  10
 2.43 - FTE.......................................................................................  10
 2.44 - HSR Act...................................................................................  10
 2.45 - HSR Clearance Date........................................................................  10

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

 2.46 - HSR Filing................................................................................  10
 2.47 - Infringement..............................................................................  10
 2.48 - Knowledge.................................................................................  11
 2.49 - Marker Gene...............................................................................  11
 2.50 - Metabolic Disorder Collaboration Agreement................................................  11
 2.51 - Optimized Product.........................................................................  11
 2.52 - Party or Parties..........................................................................  11
 2.53 - Patent Rights.............................................................................  11
 2.54 - Pharmacogenomics Data.....................................................................  12
 2.55 - Pharmacogenomics Program..................................................................  12
 2.56 - Pharmacogenomics Program Term.............................................................  12
 2.57 - Pharmacogenomics Project Plan.............................................................  12
 2.58 - Predictive Toxicogenomics Technology......................................................  13
 2.59 - Production Phase..........................................................................  13
 2.60 - Production Phase Term.....................................................................  13
 2.61 - Program Diagnostic Product................................................................  13
 2.62 - Program Director..........................................................................  13
 2.63 - Program Funding...........................................................................  13
 2.64 - Project Teams.............................................................................  14
 2.65 - Proteomics Feasibility Study..............................................................  14
 2.66 - Proteomics Technology.....................................................................  14
 2.67 - Set-up Phase..............................................................................  14
 2.68 - Set-up Phase Term.........................................................................  14
 2.69 - Stock Purchase Agreement..................................................................  14
 2.70 - Technology................................................................................  15
 2.71 - Terminating Party.........................................................................  15
 2.72 - Third Party...............................................................................  15
 2.73 - Toxicogenomics Reference Data.............................................................  15
 2.74 - UNCITRAL..................................................................................  15

ARTICLE III - PHARMACOGENOMICS PROGRAM............................................................  16
 3.00 - Pharmacogenomics Program..................................................................  16
 3.01 - Collaborative Efforts and Reports.........................................................  21
 3.02 - Non-Exclusivity...........................................................................  22
 3.03 - Program...................................................................................  22
 3.04 - Executive Level Meeting...................................................................  23
 3.05 - Decisions.................................................................................  23
 3.06 - Expenses..................................................................................  24

ARTICLE IV - LICENSES; PROGRAM DIAGNOSTIC PRODUCTS AND CURAGEN DIAGNOSTIC PRODUCTS................  24
 4.00 - License to BAYER..........................................................................  24
 4.01 - Licenses and Rights to CURAGEN............................................................  24
 4.02 - CURAGEN Diagnostic Products...............................................................  25

ARTICLE V - FUNDING OF PHARMACOGENOMICS PROGRAM...................................................  26
 5.00 - Funding...................................................................................  26
 5.01 - Compensation for Services.................................................................  26

ARTICLE VI - TREATMENT OF CONFIDENTIAL INFORMATION................................................  26
 6.00 - Confidential Information..................................................................  27
 6.01 - Publications..............................................................................  28
 6.02 - Press Release and Regulatory Filings......................................................  28

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

ARTICLE VII - INTELLECTUAL PROPERTY RIGHTS; FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS..  29
 7.00 - BAYER Intellectual Property Rights and BAYER Proprietary Material.........................  29
 7.01 - CURAGEN Proprietary Material and Predictive Toxicogenomics Technology.....................  30
 7.02 - Filing Prosecution and Maintenance of Patent Rights.......................................  30
 7.03 - Amendment to Patent Rights................................................................  33
 7.04 - Actual or Threatened Infringement.........................................................  34
 7.05 - Defense of Claims.........................................................................  35
 7.06 - Cooperation...............................................................................  36

ARTICLE VIII -  EXPIRATION AND TERMINATION........................................................  36
 8.00 - Term of the Agreement.....................................................................  36
 8.01 -Termination by Mutual Agreement............................................................  36
 8.02 - Termination for Material Breach...........................................................  37
 8.03 - Termination Following Bankruptcy..........................................................  37
 8.04 - Termination by BAYER......................................................................  37
 8.05 - Effect of Termination.....................................................................  38
 8.06 - Obligations...............................................................................  39
 8.07 - Remedies..................................................................................  39
 8.07 - Surviving Provisions......................................................................  39

ARTICLE IX - BAYER GENE PROCESSING FACILITY; NON-COMPETE AGREEMENT................................  40
 9.00 - BAYER Facility............................................................................  40
 9.01 - Non-Competition...........................................................................  40

ARTICLE X - REPRESENTATIONS AND WARRANTIES; MISCELLANEOUS.........................................  40
10.00 - Due Organization.........................................................................  40
10.01 - Consents.................................................................................  41
10.02 - Execution, Delivery and Performance......................................................  41
10.03 - Legal, Valid and Binding Obligation......................................................  42
10.04 - No Conflict..............................................................................  42
10.05 - Employee Obligations.....................................................................  42
10.06 - CURAGEN Intellectual Property............................................................  43
10.07 - BAYER Intellectual Property..............................................................  44
10.08 - Contracts................................................................................  46
10.09 - No Material Omissions....................................................................  46
10.10 - No Warranties............................................................................  47
10.11 - Survival.................................................................................  47
10.12 - Liability................................................................................  47
10.13 - Notices..................................................................................  47
10.14 - Dispute Resolution and Arbitration.......................................................  49
10.15 - Currency.................................................................................  50
10.16 - Limitations..............................................................................  50
10.17 - No Implied Waiver; Rights Cumulative.....................................................  50
10.18 - Assignment...............................................................................  51
10.19 - Force Majeure............................................................................  51
10.20 - No Strict Construction...................................................................  51
10.21 - Severability.............................................................................  51
10.22 - Independent Contractor...................................................................  52
10.23 - BAYER Indemnification of CURAGEN.........................................................  52
10.24 - CURAGEN Indemnification of BAYER.........................................................  53
10.25 - Captions and Headings....................................................................  53
10.26 - Amendments...............................................................................  53

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.27 - HSR Matters..............................................................................  54
10.28 - Intellectual Property Right Bankruptcy Code..............................................  54
10.29 - HSR Filing...............................................................................  54
10.30 - Governing Law............................................................................  55
10.31 - Counterparts.............................................................................  55

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

APPENDICES
     APPENDIX A - PHARMACOGENOMICS PROGRAM PLAN
     APPENDIX B - MINIMUM LEVELS OF SERVICES
     APPENDIX C - CRITERIA FOR PROTEOMICS FEASIBILITY STUDY
     APPENDIX D - COMMERCIAL TERMS FOR EXCLUSIVE LICENSE TO CURAGEN DIAGNOSTIC
                  PRODUCTS
     APPENDIX E - SOFTWARE LICENSE
     APPENDIX F - ARBITRATION PROCEDURES

SCHEDULES

     SCHEDULE 10.06(A) - OWNERSHIP OF CURAGEN LICENSED PATENT RIGHTS AND CURAGEN
                         LICENSED TECHNOLOGY

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

                       PHARMACOGENOMICS PROGRAM AGREEMENT

     This Agreement is made as of the 12th day of January 2001 ( the "Execution Date"), by and between BAYER AG, a corporation organized and existing under the laws of the Federal Republic of Germany and having its principal place of business at D 51368 Leverkusen, Federal Republic of Germany ("BAYER") and CURAGEN CORPORATION, a Delaware corporation having its principal place of business at 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511, USA ("CURAGEN").

ARTICLE I - BACKGROUND

     WHEREAS, CURAGEN has developed a comprehensive suite of functional genomics technologies and processes (including GeneCalling/TM/, PathCalling/TM/, SNPCalling/TM/ and RTQ PCR, and bioinformatics software (including GeneScape(R) and CuraTools/TM/) (collectively, the "CURAGEN Discovery Tools"); and

     WHEREAS, CURAGEN has developed proprietary databases composed of rat genes, human genes and human cSNPs (collectively the "CURAGEN Proprietary DBs"); and

     WHEREAS, BAYER and CURAGEN wish to initiate a Pharmacogenomics Program (as defined herein below) using the CURAGEN Discovery Tools and CURAGEN Proprietary DBs to identify genes related to toxicity and to develop screens for the early prediction of the toxicity of drugs or compounds, primarily to aid in the selection of lead drug candidates and optimization of drugs and secondarily to develop potential diagnostic tests; and

     WHEREAS, BAYER wishes to obtain access to the data and certain rights to inventions made in the performance of the Pharmacogenomics Program pursuant to this Agreement; and

     WHEREAS, CURAGEN and Bayer Corporation, BAYER's direct wholly-owned subsidiary ("Bayer Corporation"), also wish to collaborate in the discovery and development of targets and assays and to develop small molecule drugs for the treatment of metabolic disorders pursuant to the terms of a Metabolic Disorder Collaboration Agreement dated as of the date hereof by and between CURAGEN and Bayer Corporation (the "Metabolic Disorder Collaboration Agreement"); and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     WHEREAS, BAYER has also agreed to make an equity investment in CURAGEN common stock, in the aggregate amount of $85 million, such investment to be made pursuant to the terms of a Stock Purchase Agreement dated as of the date hereof by and between CURAGEN and BAYER (the "Stock Purchase Agreement").

     NOW THEREFORE, in consideration of the foregoing premises, BAYER and CURAGEN agree to undertake the foregoing, under the terms and conditions set forth in this Agreement.

ARTICLE II - DEFINITIONS

2.00 - Terms

     Terms used in this Agreement (other than the names of parties and article headings) that are set forth with an initial capital letter have the meanings established for such terms in the succeeding paragraphs of this Article II, or as otherwise specifically defined hereinafter.

2.01 - Affiliate

     Shall mean any person, corporation, firm, limited liability company, partnership or other entity, which directly or indirectly controls or is controlled by or is under common control with a Party. For purposes of this definition, "control" shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

2.02 - BAYER Background Technology

     Shall mean any Technology owned or otherwise controlled by BAYER or its Affiliates as of the Effective Date which is necessary for CURAGEN to practice the licenses granted by BAYER to CURAGEN pursuant to Section 4.01(a) or 4.01(b) of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.03 - BAYER Compound

     Shall mean any proprietary chemical entity or substance of BAYER or its Affiliates that is provided by BAYER to CURAGEN or otherwise identified by BAYER to CURAGEN for testing, screening or analysis under the Pharmacogenomics Program.

2.04 - BAYER Data

     Shall mean all data, other than Toxicogenomics Reference Data, generated by or on behalf of CURAGEN in the conduct of the Pharmacogenomics Program through the testing, screening and/or use by CURAGEN of any BAYER Target, BAYER SNP Target, BAYER Compound or any other BAYER Proprietary Material.

2.05 - BAYER Licensed Patent Rights

     Shall have the meaning set forth in Section 10.07(a) of this Agreement.

2.06 - BAYER Licensed Technology

     Shall have the meaning set forth in Section 10.07(a) of this Agreement.

2.07 - BAYER Facility

     Shall have the meaning set forth in Section 9.00(a) below.

2.08 - BAYER Indemnified Parties

     Shall have the meaning set forth in Section 10.24 below.

2.09 - BAYER Patent Rights

     Shall mean Patent Rights with respect to BAYER Technology.

2.10 - BAYER Product

     Shall mean, collectively, an Optimized Product and a Program Diagnostic Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.11 - BAYER Program Technology

     Shall mean, collectively (a) the Marker Genes and (b) the Pharmacogenomics Data.

2.12 - BAYER Proprietary Material

     Shall mean any tangible proprietary substances and materials of BAYER or its Affiliates, including, without limitation, the BAYER Compounds, the BAYER SNP Targets and the BAYER Targets, provided by BAYER to CURAGEN or otherwise identified by BAYER to CURAGEN for the purpose of conducting the Pharmacogenomics Program, including any tangible substances or materials produced by either Party in the conduct of the Pharmacogenomics Program which are derived in whole or in part from BAYER Proprietary Material or BAYER Technology.

2.13 - BAYER Response

     Shall have the meaning set forth in Section 4.02 of this Agreement.

2.14 - BAYER SNP Target

     Shall mean any gene target provided by BAYER to CURAGEN or otherwise identified by BAYER to CURAGEN for the purpose of conducting SNP analysis under the Pharmacogenomics Program.

2.15 - BAYER Target

     Shall mean any druggable target provided by BAYER to CURAGEN or otherwise identified by BAYER to CURAGEN for the purpose of conducting analysis activities under the Pharmacogenomics Program.

2.16 - BAYER Technology

     Shall mean, collectively, the BAYER Program Technology and the BAYER Background Technology.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.17 - Biological Materials

     Shall have the meaning set forth in Section 3.00(a)(iii) of this Agreement.

2.18 - Breaching Party

     Shall have the meaning set forth in Section 8.02 of this Agreement.

2.19 - Change of Control

     Shall mean (a) a merger or consolidation of CURAGEN which results in the voting securities of CURAGEN outstanding immediately prior thereto ceasing to represent at least [___________] of the combined voting power of the surviving entity immediately after such merger or consolidation; (b) the sale of all or substantially all of the assets of CURAGEN (including any sale by CURAGEN of all or substantially all of the assets constituting the CURAGEN Discovery Tools); or
(c) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with any of such persons "affiliates" or "associates", as such terms are used in the Exchange Act, becoming the beneficial owner of [___________] or more of the combined voting power of the outstanding securities of CURAGEN (other than CURAGEN, any trustee or other fiduciary holding securities under an employee benefit plan of CURAGEN or any corporation owned directly or indirectly by the stockholders of CURAGEN in substantially the same proportion as their ownership of stock of CURAGEN).

2.20 - Competitive Entity

     Shall mean any Third Party that is engaged in the business of [___________________].

2.21 - Confidential Information

     Shall mean all materials, Technology or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding a Party's Technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

prior to or at the time any such material, trade secret or other information is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing to the contrary, materials, Technology or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party (a) if the disclosing Party, within thirty
(30) days after such disclosure, delivers to the other Party a written document or documents describing the materials, Technology or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, or (b) such information is of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement.

2.22 - CURAGEN Deliverables

     Shall have the meaning set forth in Section 3.00(b)(ii) below.

2.23 - CURAGEN Diagnostic Product

     Shall mean any human diagnostic product or service discovered, conceived or reduced to practice by CURAGEN in the conduct of the Pharmacogenomics Program independent of any BAYER Proprietary Materials or BAYER Data.

2.24 - CURAGEN Discovery Tools

     Shall have the meaning set forth in the recitals to this Agreement.

2.25 - CURAGEN Discovery Tool Technology

     Shall mean any Technology owned or otherwise controlled by CURAGEN as of the Effective Date which is necessary to practice the license to the CURAGEN Discovery Tools granted to BAYER pursuant to Section 9.00(a) of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.26 - CURAGEN Discovery Tool Improvements

     Shall mean any improvements to the CURAGEN Discovery Tool Technology made by CURAGEN or by 454 Corporation, CURAGEN's majority-owned subsidiary, or any other Affiliate of CURAGEN, during the Pharmacogenomics Program Term, both within and outside of the conduct of the Pharmacogenomics Program, to the extent CURAGEN has the right to license or sublicense such improvements without violating any agreement with 454 Corporation or any Third Party.

2.27 - CURAGEN Indemnified Parties-

     Shall have the meaning set forth in Section 10.23 below.

2.28 - CURAGEN Licensed Patent Rights

     Shall have the meaning set forth in Section 10.06(a) of this Agreement.

2.29 - CURAGEN Licensed Technology

     Shall have the meaning set forth in Section 10.06(a) of this Agreement.

2.30 - CURAGEN Notice

     Shall have the meaning set forth in Section 4.02.

2.31 - CURAGEN Patent Rights

     Shall mean Patent Rights with respect to CURAGEN Technology.

2.32 - CURAGEN Program Technology

     Shall mean any Technology, other than BAYER Program Technology and CURAGEN Discovery Tool Improvements, developed or conceived by employees of or consultants to CURAGEN during the Pharmacogenomics Program Term in the conduct of Pharmacogenomics

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

Program. CURAGEN Program Technology shall include, without limitation, the Predictive Toxicogenomics Technology and the Proteomics Technology.

2.33 - CURAGEN Proprietary DBs

     Shall have the meaning set forth in the recitals to this Agreement.

2.34 - CURAGEN Proprietary Material

     Shall mean any tangible proprietary substances and materials of CURAGEN or its Affiliates provided by CURAGEN for the purpose of conducting the Pharmacogenomics Program.

2.35 - CURAGEN Screening Services

     Shall mean any services provided by CURAGEN or any of its Affiliates to Third Parties which are designed to test compounds, targets and/or products identified or provided by such Third Parties, and which use a Marker Gene or Toxicogenomics Reference Data.

2.36 - CURAGEN Services

     Shall mean any services provided by CURAGEN or any of its Affiliates to Third Parties through the use of CURAGEN Discovery Tools, the primary purpose of which is to provide access to any information comprising the Toxicogenomics Reference Data, other than information that would provide a Third Party with any pathology information.

2.37 - CURAGEN Services Revenue

     Shall mean the aggregate gross revenues received by CURAGEN or its Affiliates in connection with its providing of CURAGEN Screening Services or CURAGEN Services less, to the extent such CURAGEN Screening Services or CURAGEN Services are provided by CURAGEN to Third Parties in arm's length transactions, the following:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     (a) trade, early settlement, cash and quantity discounts or rebates actually allowed or taken;

     (b) credits or allowances actually given or made for CURAGEN Screening Services or CURAGEN Services or for retroactive price reductions (including legally mandated types of rebates); and

     (c) sales, transfer, value added and other excise taxes levied on the sale or delivery of CURAGEN Screening Services or CURAGEN Services to the extent included in the gross invoiced sales price, other than franchise or income tax of any kind whatsoever.

2.38 - CURAGEN Technology

     Shall mean, collectively, the CURAGEN Program Technology, the CURAGEN Discovery Tool Technology and the CURAGEN Discovery Tool Improvements.

2.39 - Designated Scientific Issue

     Shall mean any scientific matters related to the Pharmacogenomics Program including, without limitation, all interpretations of the Pharmacogenomics Program Plan but not including any dispute as to whether the performance criteria set forth in Section 3.00(b)(iii) have been achieved. Notwithstanding the foregoing, it is hereby agreed that Designated Scientific Issues shall not include any matters specifically left to the discretion, consent or approval of BAYER under this Agreement.

2.40 - Diagnostic Products

     Shall mean, collectively, Program Diagnostic Products and CURAGEN Diagnostic Products. In the singular form, "Diagnostic Product" shall mean either a Program Diagnostic Product or a CURAGEN Diagnostic Product, as appropriate.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.41 - DOJ

     Shall mean the United States Department of Justice.

2.42 - Effective Date

     Shall mean the later of the HSR Clearance Date and the Closing Date as defined in the Stock Purchase Agreement.

2.43 - FTE

     Shall mean a full time equivalent person year (consisting of a total of one thousand eight hundred eighty (1,880) hours per year) of scientific or technical work.

2.44 - HSR Act

     Shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. Sec. 18a), and the rules and regulations promulgated thereunder.

2.45 - HSR Clearance Date

     Shall mean the earlier of (a) the date on which the FTC shall notify BAYER and CURAGEN of early termination of the applicable waiting period under the HSR Act or (b) the day after the date on which the applicable waiting period under the HSR Act expires.

2.46 - HSR Filing

     Shall mean filings by BAYER and CURAGEN with the FTC and the Antitrust Division of the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, the Metabolic Disorder Collaboration Agreement and the Stock Purchase Agreement, together with all required documentary attachments thereto.

2.47 - Infringement

     Shall have the meaning set forth in Section 7.04(a) of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.48 - Knowledge

     For purposes of this Agreement, the term "Knowledge" shall mean the knowledge, after due and reasonable investigation, [_________________________________________________].

2.49 - Marker Gene

     Shall mean any gene discovered by CURAGEN in the conduct of the Pharmacogenomics Program whose expression or pattern of expression is predictive of (a) toxicity or efficacy and is therefore useful for screening drug candidates to assess toxicity or efficacy or (b) disease, disease predisposition or patient response and therefore has diagnostic applications, including disease diagnosis, patient selection and treatment monitoring, including, in any case, any part of the CURAGEN Program Technology pertinent thereto.

2.50 - Metabolic Disorder Collaboration Agreement

     Shall have the meaning set forth in the recitals to this Agreement.

2.51 - Optimized Product

     Shall mean any compound or target (including without limitation any BAYER Target or BAYER Compound), other than a Program Diagnostic Product, that results from a compound or target that is selected, optimized, screened or tested within or outside of the Pharmacogenomics Program.

2.52 - Party or Parties

     Shall mean BAYER or CURAGEN or both, as appropriate.

2.53 - Patent Rights

     Shall mean the rights and interests in and to (a) issued patents and pending patent applications without limitation to any country, including, but not limited to, all provisional

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, and supplemental protection certificates relating thereto whether owned solely or jointly by a Party or licensed in by a Party, with the right to grant sublicenses and (b) copyrights with respect to data.

2.54 - Pharmacogenomics Data

     Shall mean, collectively, the Toxicogenomics Reference Data and the BAYER Data.

2.55 - Pharmacogenomics Program

     Shall mean a research and development program pursuant to which CURAGEN shall use the CURAGEN Discovery Tools and CURAGEN Proprietary DBs (a) during the Set-Up Phase, to identify Marker Genes, to develop the Predictive Toxicogenomics Technology and conduct the Proteomics Feasibility Study, (b) during the Production Phase, to conduct toxicogenomic and pharmacogenomic testing and analysis of BAYER SNP Targets, BAYER Targets and BAYER Compounds using BAYER Technology or CURAGEN Technology and (c) during the Pharmacogenomics Program Term, to identify Marker Genes for the purpose of [___________].

2.56 - Pharmacogenomics Program Term

     Shall mean the term of the Pharmacogenomics Program, which shall commence on the Effective Date and continue for a period of [___________], unless earlier terminated pursuant to Article VIII below or extended by extension of the Set-up Phase in accordance with Section 3.00(b)(i) below. The Pharmacogenomics Program Term shall include the Set-Up Phase Term (as such term may be extended pursuant to Section 3.00(b)(i) below), and the Production Phase Term.

2.57 - Pharmacogenomics Program Plan

     Shall mean the written description of the research to be performed by CURAGEN and BAYER under the Pharmacogenomics Program as more fully described in Appendix A attached hereto and as such plan may be updated or amended from time to time by the Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.58 - Predictive Toxicogenomics Technology

     Shall mean a toxicology screening Technology for the early prediction of the toxicity of drugs or compounds that is developed by CURAGEN pursuant to
Section 3.00(b)(i) and which is designed primarily to aid in the selection of lead drug candidates and the optimization of drugs.

2.59 - Production Phase

     Shall have the meaning provided in Section 3.00(c)(i) below.

2.60 - Production Phase Term

     Shall mean the term of the production phase of the Pharmacogenomics Program, which shall commence upon the submission by BAYER to CURAGEN of the initial BAYER Compound or BAYER Target, as the case may be, as provided in
Section 3.00(c) (i) below and continue for a period of [___________] from the Effective Date, as the same period may be extended, if the Set-Up Phase Term is extended in accordance with Section 3.00(b)(i) below.

2.61 - Program Diagnostic Product

     Shall mean any human diagnostic product or service, other than a CURAGEN Diagnostic Product, discovered, conceived or reduced to practice by either Party or their respective Affiliates in the conduct of the Pharmacogenomics Program including, without limitation, any product designed to (a) identify predisposition to a particular disease or to confirm the presence or absence of a Marker Gene, (b) predict drug response or therapeutic effectiveness, (c) monitor drug response or (d) stratify patient groups.

2.62 - Program Director

     Shall have the meaning set forth in Section 3.03 (a) below.

2.63 - Program Funding

     Shall have the meaning set forth in Section 5.00(a) of this Agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.64 - Project Teams

     Shall have the meaning set forth in Section 3.03(b) below.

2.65 - Proteomics Feasibility Study

     Shall mean a study on proteomics feasibility to be conducted by CURAGEN in accordance with the criteria set forth in Appendix C attached hereto that demonstrates, to the reasonable satisfaction of BAYER, the feasibility of [__________________________________].

2.66 - Proteomics Technology

     Shall mean all Patent Rights and Technology that arise directly from the activities conducted by CURAGEN under the Proteomics Feasibility Study related to antibody generation.

2.67 - Set-up Phase

     Shall have the meaning set forth in Section 3.00(b)(i) below.

2.68 - Set-up Phase Term

     Shall mean the term of the Set-up Phase of the Pharmacogenomics Program, which shall commence on the Effective Date and shall continue until the earlier of (i) the completion of the Set-Up Phase and (ii) a period [___________]; provided, that, the Set-up Phase Term, at BAYER's option, shall be extended for [___________] in accordance with Section 3.00(b)(i) below.

2.69 - Stock Purchase Agreement

     Shall have the meaning set forth in the recitals to this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

2.70 - Technology

     Shall mean all (a) inventions, discoveries, improvements, trade secrets and proprietary methods and materials, whether or not patentable, including but not limited to, samples of, the methods of production or use of, and structural and functional information pertaining to, chemical compounds, proteins or other biological substances, (b) information, data and formulations (including any negative results), and (c) techniques and trade secrets. "Technology" of a Party includes Technology owned by a Party or licensed to that Party with a right to grant sublicenses without violating the terms of any agreement or arrangement with any Third Party.

2.71 - Terminating Party

     Shall have the meaning set forth in Section 8.02 of this Agreement.

2.72 - Third Party

     Shall mean any person, corporation, firm, limited liability company, partnership, or other entity, which is not a Party or an Affiliate of a Party.

2.73 - Toxicogenomics Reference Data

     Shall mean the data generated or used by CURAGEN in the Set-up Phase of the Pharmacogenomics Program, including without limitation
[________________________].

2.74 - UNCITRAL

     Shall have the meaning set forth in Section 10.14 of this Agreement.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

ARTICLE III - PHARMACOGENOMICS PROGRAM

3.00 - Pharmacogenomics Program

     (a)  General.

          (i) Description of Program. BAYER and CURAGEN hereby agree to conduct the Pharmacogenomics Program so as to collaborate on toxicogenomic and pharmacogenomic technologies for use in (A) the identification of gene-based toxicity markers, development and operation of toxicity assays, the generation and maintenance of databases [__________________________________________]; and
(B) gene expression profiling of animal and human cells in [______________] to assess and predict their pharmacological effectiveness. It is expected that the Pharmacogenomics Program will consist of two primary phases, designated herein as the Set-up Phase and the Production Phase.

          (ii) Conduct of Program. Each Party agrees to (A) undertake the responsibilities assigned to such Party in the Pharmacogenomics Program Plan, including, but not limited to, the dedication of resources appropriate to such efforts and (B) make available to the other Party those resources set forth in the Pharmacogenomics Program Plan. In addition, each Party agrees to carry out all work done in the course of the Pharmacogenomics Program in material compliance with all applicable federal, state or local laws, regulations and guidelines governing the conduct of such work, including, without limitation, all applicable export and import control laws.

          (iii) Biological Materials. For purposes of facilitating the conduct of the Pharmacogenomics Program, each Party shall provide to the other Party, at its sole expense, such animal or human tissues, cells, blood samples and other materials ("Biological Materials") specified from time to time in the Pharmacogenomics Program Plan. The Parties agree that: (A) all Biological Materials provided by one Party to the other shall be used solely for research purposes in the Pharmacogenomics Program; (B) the Party providing such Biological Materials shall obtain (or cause its Third Party collaborators to obtain or certify that they have obtained) all appropriate and required consents from the source of such Biological Materials; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

(C) Biological Materials provided by one Party to the other shall not be made available by the receiving Party to any Third Party except pursuant to the Pharmacogenomics Program or upon the prior written consent of the Party providing such Biological Materials.

     (b)  Set-up Phase.

          (i) General. During the Set-up Phase of the Pharmacogenomics Program (the "Set-up Phase"), CURAGEN shall use reasonable commercial efforts, in accordance with the Pharmacogenomics Program Plan, to (A) create a database of Marker Genes and (B) develop the Predictive Toxicogenomics Technology [__________________________________________]. The Set-up Phase shall commence on the Effective Date and continue for the duration of the Set-up Phase Term, unless earlier terminated in accordance with Section 3.00(c)(iv)(A) below. Notwithstanding the foregoing, it is hereby acknowledged and agreed that the Set-up Phase Term shall, at BAYER's option, be extended [________________] if the activities to be conducted in the Set-up Phase, as described in the Pharmacogenomics Program Plan, are not completed on or before expiration of [________________].

          (ii) CURAGEN Obligations and Deliverables. Subject to the payment by BAYER of the Program Funding in accordance with Section 5.01 hereof and the execution and delivery by the Parties of, and the closing of the transaction contemplated by, the Stock Purchase Agreement, CURAGEN shall use reasonable commercial efforts to deliver to BAYER, as promptly as practicable and in any event on or before the expiration of the Set-up Phase Term: (A) the Predictive Toxicogenomics Technology meeting the specifications set forth in Section 3.00(b)(i) above; (B) the Toxicogenomics Reference Data; and (C) the Proteomics Feasibility Study (collectively, the "CURAGEN Deliverables").

          (iii) Performance Criteria. During the Set-up Phase, CURAGEN shall use reasonable commercial efforts to achieve the following performance criteria within the following time frames:

                 (A) Demonstration to BAYER's reasonable satisfaction, on or before [___________________________________],
[_____________________________________].

                 (B) Demonstration to BAYER's reasonable satisfaction, on or before [___________________________________],
[_____________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     In the event that the Parties disagree as to whether any of the foregoing performance criteria have been achieved, the matter shall not be treated as a Designated Scientific Issue in accordance with Section 3.05 of this Agreement.

          (iv)   Effect of Criteria.

                 (A) In the event that CURAGEN fails to achieve the performance criteria set forth in Section 3.00(b)(iii)(A) above within the applicable time frame, BAYER shall have the right to terminate this Agreement pursuant to
Section 3.00(c)(iv) below.

                 (B) In the event that CURAGEN achieves the performance criteria set forth in Section 3.00(b)(iii)(B) above within the applicable time frame, the Parties shall promptly enter into good faith discussions, based on the price specifications set forth in Appendix B (plus a profit factor), for a period of [___________] from the date the performance criteria is achieved for an amendment to this Agreement to expand the scope of the Pharmacogenomics Program, which amendment is expected to include, inter alia, a description of the additional proteomics research and development activities to be performed by CURAGEN. If the Parties are unable to agree upon and execute a written amendment within such [___________] period covering such expanded activities, as such period may be extended by written agreement of the Parties, no such additional proteomics activities will be undertaken by CURAGEN in connection with the Pharmacogenomics Program.

     (c)  Production Phase.

          (i) General. During the production phase of the Pharmacogenomics Program (the "Production Phase") CURAGEN shall (A) conduct toxicogenomic and pharmacogenomic testing and analysis of BAYER SNP Targets, BAYER Targets and BAYER Compounds using CURAGEN Discovery Tools and (B) analyze and use Marker Genes to screen BAYER Compounds for toxicity using the Predictive Toxicogenomics Technology for the purpose of optimizing and developing BAYER Products, all in accordance with the Pharmacogenomics Program Plan. The Production Phase shall commence on the date of submission by BAYER to CURAGEN of the initial BAYER Target or BAYER Compound, as the case may be, as provided in Section 3.00(c)(ii) below and shall continue for the duration of the Production Phase Term, unless earlier terminated in accordance with Article VIII below. The Production Phase Term

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

shall be extended to reflect such additional period(s) as the Set-Up Phase Term may be extended pursuant to Section 3.00(b)(i).

          (ii) BAYER Obligations. During each full year of the Production Phase Term, BAYER shall submit a minimum of [______________] and a maximum of [______________] BAYER SNP Targets for SNP analysis by CURAGEN as described in
Section 3.00(c)(iii)(A) and BAYER Targets for pathway analysis by CURAGEN as described in Section 3.00(c)(iii)(B) and a minimum of [______________] and a maximum of [______________] BAYER Compounds for screening with the Predictive Toxicogenomics Technology as described in Section 3.00(c)(i) (B) above.

          (iii) CURAGEN Obligations. During the Production Phase Term, CURAGEN shall perform the following services for BAYER in consideration of BAYER's payment of the applicable fees for such services:

                 (A) SNP Analysis. Upon the submission by BAYER to CURAGEN of each BAYER SNP Target, CURAGEN shall use its SNPCalling technology to identify single nucleotide polymorphisms for such BAYER SNP Target (using a minimum of [______________]) and allele frequency determinations for identified haplotypes across a panel of [______________]. So long as BAYER submits BAYER SNP Targets at an average rate no greater than [______________] BAYER SNP Target per week during the Production Phase Term, CURAGEN will complete the SNP Calling services for each BAYER SNP Target within [______________] of receipt by CURAGEN of each BAYER SNP Target, consisting of [__________________________________________________]. For purposes of this Section 3.00(c)(iii)(A), "submission" of a BAYER SNP Target shall mean the receipt by CURAGEN of a BAYER SNP Target in a vector proposed by BAYER and reasonably acceptable to CURAGEN.

                 (B) Pathway Analyses. Upon the submission of a BAYER Target by BAYER to CURAGEN, CURAGEN shall provide the following analyses to
          BAYER:

                     (1) Pathway Analysis. CURAGEN shall perform pathway
            analysis of each BAYER Target, which will involve
            [_________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                     (2) RTQ PCR Analysis. CURAGEN shall perform RTQ PCR
            analysis of each BAYER Target, which will involve
            [_________________________].

                         For purposes of this Section 3.00(c)(iii)(B),
            "submission" shall mean the receipt of BAYER Target in a vector proposed by BAYER and reasonably acceptable to CURAGEN.

          (C) Predictive Toxicogenomics Screening and Expression Analyses. Upon the submission by BAYER to CURAGEN of a BAYER Compound during the Production Phase, CURAGEN shall provide the following services to
          BAYER:

               (1) Predictive Toxicogenomics Screening. CURAGEN shall perform predictive toxicogenomics screening of BAYER Compounds using the Predictive Toxicogenomics Technology developed in the Set-up Phase. CURAGEN will begin predictive toxicity screening at any time following CURAGEN's achievement of the performance criteria described in Section 3.00 (b) (iii)(A) above. The Parties hereby agree that such predictive toxicity screening activities may involve lead optimization of BAYER Compounds by BAYER and/or screening of selected BAYER Compounds by CURAGEN.

               (2) GeneCalling Expression Profiling. CURAGEN shall provide
            GeneCalling expression profiling of the effect of BAYER Compounds on Marker Genes and will provide comparative data to BAYER using the Pharmacogenomics Data developed in the Set-up Phase.

          (D) Reports on Results of Services. Promptly upon completion of any of the services provided by CURAGEN to BAYER pursuant to this Section 3.00(c)(iii), CURAGEN shall provide to BAYER a report summarizing the analysis and results thereof. The form of such report will be agreed upon by the Parties and will be made available by CURAGEN to BAYER through its GeneScape(R) software. In addition, CURAGEN will work with BAYER to [______________].

          (iv) Early Termination of this Agreement.

          (A) BAYER may terminate this Agreement (a) at any time on or [_________________________________________], upon not less than

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

          [___________] written notice to CURAGEN, if CURAGEN fails to achieve the performance criteria described in Section 3.00(b)(iii)(A) of this Agreement or (b) if CURAGEN has failed to deliver the CURAGEN Deliverables as of the date of expiration of the Set-Up Phase.

          (B) BAYER may terminate this Agreement upon not less than [___________] prior written notice, if (1)
          [______________________________________]; (2) CURAGEN fails to cure such failure within [___________] of CURAGEN's receipt of written notice from BAYER of such failure; and (3) [____________________].

     (d) Priority of Services. Subject to the payment by BAYER of the Program Funding described in Article V of this Agreement, CURAGEN shall provide, at its sole expense, the personnel and resources necessary to provide the services contemplated by the Pharmacogenomics Program Plan. In connection therewith, if at any time during the Production Phase Term, CURAGEN experiences capacity constraints in providing the commercial services of the types provided to BAYER that CURAGEN also offers to Third Parties, then CURAGEN hereby agrees [_______________________________________________________________].

3.01 - Collaborative Efforts and Reports

     (a) Cooperation of the Parties. The Parties agree that the successful execution of the Pharmacogenomics Program will require the collaborative use of both Parties' areas of expertise. In connection therewith, CURAGEN shall furnish BAYER quarterly summary written reports within ten (10) business days after the end of each quarter during the Pharmacogenomics Program Term, describing the progress of its activities in reasonable detail, including a summary of the progress of the Pharmacogenomics Program by CURAGEN. From time to time during the Set-up Phase Term, upon the reasonable advance written request of BAYER, CURAGEN will provide to BAYER an update of the status of the Pharmacogenomics Program.

     (b) Use of Personnel. Scientists at CURAGEN and BAYER shall cooperate in the performance of the Pharmacogenomics Program and, subject to any confidentiality obligations to Third Parties, shall exchange information and materials (including BAYER Proprietary Material)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

as necessary to carry out the Pharmacogenomics Program. Each Party will attempt to accommodate any reasonable request of the other Party to send or receive personnel for purposes of collaborating or exchanging information under the Pharmacogenomics Program. Such visits and/or access will have defined purposes and be scheduled in advance. Each Party will bear its own travel and lodging costs related to such meetings.

     (c) Access to GeneScape Software. During the Pharmacogenomics Program Term, CURAGEN will provide BAYER with non-exclusive access to its GeneScape software to enable BAYER to view data associated with the Pharmacogenomics Program. BAYER hereby acknowledges and agrees that such access shall be granted pursuant to the terms of the software license set forth on Appendix E attached hereto and in accordance with Section 3.00(c)(iii)(D) above.

3.02 - Non-Exclusivity

     Except as expressly set forth in this Agreement, nothing contained in this Agreement shall in any way restrict CURAGEN's right to perform research for, or to collaborate with, any Third Parties to the extent that any such research or collaboration would not conflict with the provisions hereof. The foregoing notwithstanding, it is clearly understood and agreed that CURAGEN is not permitted to use, share or otherwise disclose the results of any research or collaboration conducted hereunder, except as otherwise permitted hereby.

3.03 - Program Directors and Project Teams

     (a) Appointment of Program Directors. Within thirty (30) business days of the Effective Date, BAYER and CURAGEN shall each appoint a senior research scientist or executive (each, a "Program Director") to each serve as an executive director to oversee jointly the operations of the Pharmacogenomics Program and to make recommendations to the Parties for modifications of, or amendments to, the Pharmacogenomics Program Plan. During the Pharmacogenomics Program Term, the BAYER Program Director shall be permitted to reside at CURAGEN, at BAYER's sole expense, for at least six (6) months of each year in order to facilitate conducting the Pharmacogenomics Program. The Program Directors will (i) commit

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

substantially all of his/her working hours to the Pharmacogenomics Program and
(ii) have access to the offices and data related to the Pharmacogenomics Program and personnel of the other Party to the extent necessary to facilitate the close and direct collaboration of the Parties contemplated by the Pharmacogenomics Program Plan related to the Pharmacogenomics Program.

     (b) Project Teams. The Program Directors shall each appoint personnel to serve on project teams ("Project Teams") to supervise and/or perform the various tasks required under the Pharmacogenomics Program. The Project Team will consist of an equal number of representatives of each Party. Each Party shall have the right to replace its representatives at any time during the term of this Agreement by providing written notice to the other Party. During the Pharmacogenomics Program Term, BAYER and CURAGEN will each commit to the Pharmacogenomics Program the FTE levels for their respective Project Team Members set forth in the Pharmacogenomics Program Plan.

3.04 - Executive Level Meetings

     The President of CURAGEN and the Head of Worldwide Pharmaceutical Research for BAYER shall meet at least annually but more or less frequently if appropriate or necessary and upon mutual agreement of both Parties, with such meetings to be held alternating in New Haven, Connecticut, USA, or Wuppertal, Germany, unless the Parties agree otherwise. Meetings may also be held by conference telephone or videoconference upon mutual agreement.

3.05 - Decisions

     Each Project Team shall decide matters directly related to the scope of its responsibilities by the mutual consensus of its members. If any matter cannot be resolved on a consensus basis, then such matter will be referred to the Program Directors for resolution at a Program Director Meeting. In the event that the Program Directors are unable to reach agreement on any matter within thirty (30) days, the issue will be referred for resolution to the president of CURAGEN and the Head of Worldwide Pharmaceutical Research at BAYER. If these two individuals are unable to resolve the matter within thirty (30) days (a) if the matter does not relate to a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

Designated Scientific Issue, either Party may refer the matter to binding arbitration in accordance with Section 10.14 and (b) if the matter relates to a Designated Scientific Issue, the Parties will resolve that matter through the use of an expedited mediation process, which shall be mediated by a scientist mutually acceptable to both Parties. If the Parties are unable to agree on a single scientist to serve as mediator within twenty (20) days, each Party will appoint an unaffiliated scientist who shall together select a third unaffiliated scientist to serve as mediator. The selected mediator will review the Designated Scientific Issue on an expedited basis, considering the relevant data, the standards established by this Agreement and the Pharmacogenomics Program Plan and relevant precedents. The decision of the mediator will be binding on the Parties.

3.06 - Expenses

     CURAGEN and BAYER shall each bear all expenses related to the activities of their respective Project Directors and Project Team members contemplated by this Agreement. Notwithstanding the foregoing, it is hereby agreed that CURAGEN shall bear all expenses related to the use by the BAYER Program Director of CURAGEN's facility in accordance with Section 3.03(a) above.

ARTICLE IV - LICENSES; PROGRAM DIAGNOSTIC PRODUCTS; CURAGEN DIAGNOSTIC PRODUCTS-

4.00 -Licenses to BAYER

     (a) Commercialization Licenses to BAYER. CURAGEN hereby grants to BAYER and its Affiliates
[_______________________________________________________________].

     (b) Royalties. It is hereby acknowledged and agreed by the Parties that [__________________________________________________________________________].

4.01 - Licenses to CURAGEN

     (a) Research License to CURAGEN. BAYER hereby grants to CURAGEN, during the Pharmacogenomics Program Term, [______________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     (b) Commercialization Licenses to CURAGEN. BAYER hereby grants to CURAGEN [_______________________________________________________________].

     (c) Royalties. It is hereby acknowledged and agreed by the Parties that [_________________________________________________________________________].

     (d) Use of BAYER Technology by CURAGEN. Except as expressly permitted by Sections 4.01(a) and (b) of this Agreement, CURAGEN shall not transfer or disclose to any Third Party or otherwise use BAYER Technology or BAYER Proprietary Material for any purpose and keep the same confidential.

     (e)  Withholding.  The Party paying royalties under Section 4.00 or Section
4.01 (the "Royalty Paying Party") shall have the right to withhold from the royalty payments the tax which the Party receiving such royalties (the "Royalty Receiving Party") is liable under the appropriate local tax laws and for the payments of which the Royalty Paying Party is responsible. The Royalty Receiving Party shall immediately be sent tax receipts by the Royalty Paying Party certifying the payments of the tax, so that the Royalty Receiving Party may use it for claiming a credit on the tax payable by the Royalty Receiving Party in Germany on such payments. No deduction shall be made nor shall a reduced amount be deducted if the Royalty Receiving Party furnishes a document from the appropriate tax authorities to the Royalty Paying Party by the time of the payments certifying that the payments are exempt from tax or subject to a reduced tax rate according to the convention for the avoidance of double taxation between the Federal Republic of Germany and the United States of America. Except for such withholding taxes, any taxes, assessments, fees and charges imposed against payments due the Royalty Receiving Party hereunder shall be borne by the Royalty Paying Party.

4.02 - Diagnostic Products

         In the event that CURAGEN shall discover or develop a Diagnostic Product during the Pharmacogenomics Program Term, it shall provide prompt written notice of same (the "CURAGEN Notice") to BAYER together with a description of such Diagnostic Product specifying whether such Diagnostic Product is a CURAGEN Diagnostic Product or a Program

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

Diagnostic Product and any other information available to CURAGEN which CURAGEN reasonably determines may be useful to BAYER to evaluate the commercial potential of such Diagnostic Product.
[__________________________________________________________].

ARTICLE V - FUNDING OF PHARMACOGENOMICS PROGRAM

5.00 - Funding

     (a) Program Funding. Subject to the terms and conditions of this Agreement, BAYER shall be obligated to commit thirty nine million dollars ($39,000,000) to fund the Pharmacogenomics Program (the "Program Funding"), subject to reasonable adjustment [______________________________________________________________________].

     (b) Set-up Phase Funding. Subject to the terms and conditions of this Agreement, BAYER shall pay CURAGEN an aggregate of [_____________________________] to fund the Set-up Phase of the Pharmacogenomics Program, [___________] of which shall be payable in the [__________] the Set-up Phase in advance in quarterly installments on the first day of each calendar quarter during the Set-up Phase and [___________] of which is payable upon the delivery by CURAGEN of the CURAGEN Deliverables. The Parties hereby acknowledge and agree that the Set-up Phase Funding may be adjusted from time to time during the Set-up Phase Term to reflect any changes in the Pharmacogenomics Program agreed to by the Parties. Notwithstanding the foregoing, CURAGEN hereby acknowledges and agrees that it shall be obligated to perform obligations related to [________________________].

     (c) Production Phase Funding and Costs. Subject to the terms and conditions of this Agreement, BAYER shall pay CURAGEN an aggregate [_____________________________] to fund the Production Phase of the
Pharmacogenomics Program.  [____________________].

5.01 - Service Price Adjustment.

     CURAGEN hereby acknowledges and agrees that such prices shall be adjusted [_____________________________________________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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BAYER and CURAGEN Pharmacogenomics Project Agreement

ARTICLE VI - TREATMENT OF CONFIDENTIAL INFORMATION

6.00 - Confidential Information

     All Confidential Information disclosed by a Party or its Affiliates to the other Party or its Affiliates during the term of this Agreement shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the receiving Party (except to the extent reasonably necessary for regulatory approval of BAYER Products developed by BAYER or any of its Affiliates or for the filing, prosecution and maintenance of Patent Rights), and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

     (i) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party; or

     (ii) either before or after the date of the disclosure to the receiving Party or its Affiliates is lawfully disclosed to the receiving Party or its Affiliates by sources other than the disclosing Party or its Affiliates rightfully in possession of the Confidential Information; or

     (iii) either before or after the date of the disclosure to the receiving Party or its Affiliates becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the receiving Party or its Affiliates or its sublicensees; or

     (iv) is independently developed by or for the receiving Party or any of its Affiliates without reference to or reliance upon the Confidential Information; or

     (v) is required to be disclosed by the receiving Party or its Affiliates to comply with applicable laws, by governmental or judicial order, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving Party or its Affiliate, as appropriate, provides prior written notice of such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

            disclosure to the disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

Such obligations of confidentiality and non-use shall remain in effect for a period of five (5) years after the termination or expiration of this Agreement.

6.01 - Publications

     Neither Party shall publish or otherwise publicly disclose the results of any work or activities conducted under this Agreement without prior written consent of the other Party. The publishing Party, upon the other Party's written approval, shall acknowledge contributions by the other Party in any publication. In order to safeguard intellectual property rights and Confidential Information, the Party wishing to publish such intellectual property and/or Confidential Information shall first submit a draft of any proposed manuscript to the other Party for review, comment and consideration of appropriate patent application preparation activity at least sixty (60) business days prior to any submission for publication or other public disclosure. The other Party will advise the Party seeking publication as to whether a patent application will be prepared and filed or whether trade secret protection should be pursued or whether Confidential Information should be deleted. Both Parties will discuss in good faith to determine the appropriate timing and content of any such publications. The other Party can request that the publishing Party delays publication for up to an additional sixty (60) business days for the purpose of preparation of an appropriate patent application(s) or redrafting to delete Confidential Information.

6.02 - Press Release and Regulatory Filings

     The Parties shall agree upon a press release with respect to the execution of this Agreement. Except as required by law or by a stock exchange or quotation system, any subsequent announcements or similar publicity shall be agreed upon between the Parties as set forth below. Each Party understands that this Agreement is likely to be of significant interest to investors, analysts and others, and that either Party therefore may make such public announcements with respect thereto. The Parties agree that any such announcement will not

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Party with a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least five (5) business days prior to the scheduled disclosure. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement; provided, however that such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of substantially similar information that has previously been disclosed. Except as otherwise required by law or by a stock exchange or quotation system, the Party whose press release has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure.

ARTICLE VII - INTELLECTUAL PROPERTY RIGHTS; FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

7.00 - BAYER Intellectual Property Rights

     (a) BAYER Technology. BAYER shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all BAYER Technology, with full rights to license or sublicense, subject to the obligations under Article IV and Article VIII as set forth herein. Without limiting the foregoing, BAYER shall be the sole owner of all Patent Rights, trade secret rights, Technology and any other intellectual property rights in the BAYER Technology, including the exclusive right to exclude others from making, using, selling, offering for sale or importing the BAYER Technology and any BAYER Products derived therefrom.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     (b) BAYER Proprietary Material. The BAYER Proprietary Material shall remain the property of BAYER. CURAGEN's rights to use the BAYER Proprietary Material will be governed by the provisions of this Agreement.

     (c) Further Assurances. CURAGEN agrees to execute all documents, including, but not limited to, any assignments, deemed reasonably necessary by BAYER to assign to BAYER all of CURAGEN's ownership rights with respect to the BAYER Technology and any BAYER Products derived therefrom.

7.01 - CURAGEN Intellectual Property Rights

     (a) CURAGEN Technology. CURAGEN shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all CURAGEN Technology, with full rights to license or sublicense, subject to the obligations under Article IV, VIII and IX as set forth herein. Without limiting the foregoing, except as otherwise provided herein, CURAGEN shall be the sole owner of all Patent Rights, all trade secret rights, all Technology and any other intellectual property rights in the CURAGEN Technology including the exclusive right to exclude others from making, using, selling, offering for sale or importing the CURAGEN Technology or any products derived from any CURAGEN Technology.

     (b) CURAGEN Proprietary Material. CURAGEN Discovery Tools; CURAGEN Proprietary DBs. The CURAGEN Proprietary Material, the CURAGEN Discovery Tools and the CURAGEN Proprietary DBs shall remain the property of CURAGEN. BAYER's rights to use the CURAGEN Proprietary Material, CURAGEN Discovery Tools and CURAGEN Proprietary DBs will be governed by the provisions of this Agreement.

     (c) Further Assurances. BAYER agrees to execute all documents, including, but not limited to, any assignments deemed reasonably necessary by CURAGEN to assign to CURAGEN all of BAYER's ownership rights with respect to the CURAGEN Technology.

7.02 - Filing, Prosecution and Maintenance of Patent Rights

     During the Pharmacogenomics Program Term, with respect to any Patent Rights arising under the Pharmacogenomics Program, the following provisions shall apply.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     (a)  Responsibility for Filing and Prosecution of Patents.

          (i) Subject to subsection (ii) of this Section 7.02(a), CURAGEN, at its sole expense and acting through patent attorneys or agents of its choice, shall prepare, file prosecute and maintain all Patent Rights relating to the CURAGEN Technology, the Marker Genes and any CURAGEN Diagnostic Products that have reverted to CURAGEN in accordance with Section 4.02 of this Agreement. In the event that any invention shall be made that constitutes CURAGEN Program Technology or that relates to Marker Genes and which CURAGEN believes should be patented, CURAGEN shall notify BAYER accordingly and shall consult with BAYER with respect to its strategy for seeking patent protection for the said invention. CURAGEN shall give reasonable consideration to any suggestions or recommendations of BAYER concerning the preparation and filing of patent applications covering the said invention and the countries in which applications should be filed. CURAGEN shall notify BAYER of its proposed filing at least sixty (60) days prior to the deadline for filing. BAYER agrees to provide reasonable assistance and cooperation to CURAGEN to facilitate the preparation and filing of any such patent applications. In the event that BAYER wishes a patent application to be filed in respect of the said invention in a particular country in which CURAGEN does not propose to file, then the costs of filing and prosecuting that application in that country shall be borne entirely by BAYER, who shall be entitled to use for that purpose patent attorneys or agents of its choice.

          (ii) Subject to subsection (i) of this Section 7.02(a), BAYER, at its sole expense and acting through patent attorneys or agents of its choice, shall prepare, file, prosecute and maintain all Patent Rights relating to the BAYER Technology (other than with respect to Marker Genes), Program Diagnostic Products, any CURAGEN Diagnostic Products that are deemed to be a Program Diagnostic Product under Section 4.02 of this Agreement and, to the extent not covered in a patent filed pursuant to subsection (i) above, all Patent Rights relating to BAYER Products. In the event that any invention shall be made that constitutes BAYER Program Technology (other than with respect to Marker Genes), or that covers a BAYER Product and which BAYER believes should be patented, BAYER shall notify CURAGEN accordingly and shall consult with

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

CURAGEN with respect to its strategy for seeking patent protection for the said invention. BAYER shall give reasonable consideration to any suggestions or recommendations of CURAGEN concerning the preparation and filing of patent applications covering the said inventions and the countries in which applications should be filed. BAYER shall notify CURAGEN of BAYER's proposed filing at least sixty (60) days prior to the deadline for filing. CURAGEN agrees to provide reasonable assistance and co-operation to BAYER to facilitate the preparation and filing of any such patent applications. In the event that CURAGEN wishes a patent application to be filed in respect of the said invention in a particular country in which BAYER does not propose to file, then the costs of filing and prosecuting that application in that country shall be borne entirely by CURAGEN who shall be entitled to use for that purpose patent attorneys or agents of its choice.

     (b)  Information and Cooperation.

          (i) The filing Party shall keep the other Party regularly informed of the status of the Patent Rights for which the filing Party is responsible in accordance with this Section 7.02 and shall provide the other Party at least once per fiscal year with an updated list of the patents and patent applications comprising its Patent Rights. The filing Party shall additionally notify the other Party of the grant, lapse, revocation, surrender or abandonment of any patent or patent application included among the Patent Rights for which the filing Party is responsible.

          (ii) Except as otherwise agreed by the Parties, the filing Party shall provide copies to the other Party of all filings and correspondence with the patent offices, administrative boards or courts which the filing Party sends or receives in connection with filing, prosecution, maintenance and defense of the Patent Rights for which the filing Party is responsible. The filing Party shall provide copies of filings and correspondence under the preceding sentence sufficiently in advance of the due date so as to give the other Party sufficient time to comment and shall give good faith consideration to the other Party's comments, which comments shall be offered promptly. The filing Party shall seek the advice of the other Party with respect to strategy for the Patent Rights

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

for which it is responsible and shall give reasonable consideration to any suggestions or recommendations of the other Party concerning the preparation, filing, prosecution, maintenance and defense of such Patent Rights. If the Parties disagree on a particular approach to take with respect to the filing, prosecution or defense of any Patent Rights relating to BAYER Products, CURAGEN shall have the right to request BAYER to take whatever action is possible to protect the interests of CURAGEN, provided that the protection afforded to BAYER is not diminished.

     (c) Abandonment. If a filing Party decides to abandon or to allow to lapse any of its Patent Rights or, in the case of BAYER, any Patent Rights relating to a BAYER Product, and, in the case of CURAGEN, any Patent Rights relating to a Marker Gene, the filing Party shall inform the other Party at least forty-five
(45) days prior to the effective date of such decision and the other Party shall be given the opportunity to assume responsibility for continuing the prosecution of such Patent Rights or paying any required fees to maintain such Patent Rights or defending such Patent Rights at the other Party's sole expense and through patent attorneys or agents of its choice. The other Party shall not become an assignee of such Patent Rights as a result of its said assumption of responsibility. Upon transfer of a Party's responsibility for prosecuting, maintaining and defending any of its Patent Rights to the other Party under the preceding sentence, the transferring Party shall promptly deliver to the other Party all necessary files related to the Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for the other Party to assume prosecution.

7.03 - Amendment to Patent Rights

     The Parties shall mutually agree prior to either Party taking any action which would amend any patent application or patent within its Patent Rights licensed to the other Party under this Agreement so as to irrevocably limit or materially change the lawful scope of such Patent Rights; provided, however, that such obligation shall not apply to any Patent Rights being

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

prosecuted by one Party in which the other Party has no rights (either by ownership or license) hereunder.

7.04 - Actual or Threatened Infringement.

     (a) In the event either Party becomes aware of any possible infringement or unauthorized possession, knowledge or use of any BAYER Patent Rights or CURAGEN Patent Rights (an "Infringement"), that Party shall promptly notify the other Party and provide it with full details.

     (b) Except as set forth in Section 7.04(c), the Party owning the affected Patent Rights shall be primarily responsible for enforcing them against the infringer at the owning Party's expense and the other Party shall co-operate fully with the owning Party in taking such action. In the event that the owning Party is unwilling to enforce its Patent Rights against the infringer, it shall authorize the other Party, at the other Party's request and expense, to institute proceedings against the infringer on behalf of the owning Party and, in any such case, the other Party shall retain any damages awarded against the infringer.

     (c) Notwithstanding the foregoing (i) if any Infringement primarily affects a BAYER Product or any Marker Gene, BAYER shall be primarily responsible at its expense for enforcing such affected Patent Rights against the infringer and (ii) if any Infringement primarily affects the CURAGEN Screening Services or CURAGEN Services, CURAGEN shall be primarily responsible at its expense for enforcing the affected Patent Rights against the infringer.

     (d) In any suit under this Section 7.04, the Party bringing the suit shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses, including reasonable attorney's fees, related to such suit or settlement. The remainder is next to be used to reimburse the other Party for its costs and expenses so incurred, if any, and then (i) in the event of an action brought by CURAGEN under this
Section 7.04, any amounts recovered shall be added by CURAGEN to its Net Sales in the payment period in which it is received from the infringing Party and (ii) in the event of an action brought by BAYER under this Section 7.04, any amounts recovered shall be added by BAYER to its Net Sales in the payment period in which it is received from the infringing Party. Each

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

Party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted under this Section by the other Party for Infringement.

     (e) No suit under Section 7.04 may be settled by the Party bringing the action without the other Party's consent, which shall not be unreasonably withheld or delayed.

7.05 - Defense of Claims

     (a) Except as provided in Section 7.05(b) below, in the event that any action, suit or proceeding is brought against CURAGEN or BAYER or any Affiliate, licensee or sublicensee of BAYER, alleging the infringement of the intellectual property rights of a Third Party by reason of the discovery, development, manufacture, use, sale, offer for sale or importation of a BAYER Product or use of BAYER Patent Rights or BAYER Technology in the discovery, development, manufacture, use, sale, offer for sale, or importation of a BAYER Product, BAYER will have the obligation to defend itself and CURAGEN in such action, suit or proceeding at its own expense. CURAGEN shall have the right to separate counsel at its own expense in any such action or proceeding.

     (b) In the event that any action, suit or proceeding is brought against BAYER or CURAGEN, or any Affiliate, licensee or sublicensee of CURAGEN, alleging the infringement of the intellectual property rights of a Third Party by reason of (i) the discovery, development, manufacture, use, sale, offer for sale, or importation of a BAYER Product that is dominated by CURAGEN Patent Rights, (ii) the development, use, sale or offer for sale of CURAGEN Services or CURAGEN Screening Services or (iii) the use of CURAGEN Patent Rights, CURAGEN Licensed Technology or BAYER Patent Rights in the development, use, sale or offer for sale of CURAGEN Services or CURAGEN Screening Services, CURAGEN will have the obligation to defend itself and BAYER in such action, suit or proceeding at its own expense. BAYER shall have the right to separate counsel at its own expense in any such action or proceeding.

     (c) The Parties will cooperate with each other in the defense of any such suit, action or proceeding. The Parties will give each other prompt written notice of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

commencement of any such suit, action or proceeding or claim of infringement and will furnish each other a copy of each communication relating to the alleged infringement. Neither Party shall compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding which involves the use of the other's Technology or Patent Rights without the other Party's advice and prior consent; provided that the Party not defending the suit shall not unreasonably withhold its consent to any settlement which does not have a material adverse effect on its business. If the defending Party agrees that the other Party should institute or join any suit, action or proceeding pursuant to this Section, the defending Party may at its expense, join the other Party as a Party to the suit, action or proceeding, and the Party so joined shall execute all documents and take all other actions, including giving testimony, which may reasonably be required in connection with the prosecution of such suit, action or proceeding.

7.06 - Cooperation

     Each Party shall, at the expense of the Party bringing any suit, execute all papers and perform such other acts as may be reasonably required to maintain any infringement suit brought in accordance with Section 7.04 or 7.05 above (including giving legal consent for bringing such suit, and agreeing to be named as either a plaintiff or defendant, or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

ARTICLE VIII - EXPIRATION AND TERMINATION

8.00 - Term of the Agreement

     This Agreement shall become effective on the Effective Date and terminate upon the expiration of the Pharmacogenomics Program Term, unless both Parties agree to extend the period or unless the Agreement is earlier terminated in accordance with the terms and conditions hereof.

8.01 -Termination by Mutual Agreement

     The Parties have the right to terminate this Agreement and the Pharmacogenomics Program at any time by mutual agreement in writing.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

8.02 - Termination for Material Breach

     This Agreement may be terminated by a Party (the "Terminating Party") upon any material breach of this Agreement by the other Party (the "Breaching Party"), effective [___________] after giving written notice to the Breaching Party of such termination in the case of a payment breach and [___________] days after giving written notice to the Breaching Party of such termination in the case of any other material breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if the default or breach is cured or shown to be non-existent within the aforesaid [______________] period, the notice shall be deemed automatically withdrawn and of no effect.

8.03 - Termination Following Bankruptcy

     If either Party makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [____________] of the filing thereof, then the other Party may terminate this Agreement by notice to such Party.

8.04 - Termination by BAYER

     (a) Completion of Production Phase. BAYER shall have the right to terminate this Agreement [_________________________________________________].

     (b) Change of Control of CURAGEN. In the event of a Change of Control of CURAGEN involving a Competitive Entity, CURAGEN shall deliver promptly to BAYER written notice setting forth the date and circumstances of the Change of Control and the identity of the Competitive Entity. Upon receipt of such notice, or upon delivery to CURAGEN of written notice by BAYER that BAYER has otherwise determined that a Change of Control involving a Competitive Entity has occurred, and for a period of [___________] thereafter, BAYER shall have the right to terminate this Agreement effective upon the expiration of [_____________] period.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

8.05 - Effect of Termination

     (a) General. Except as set forth in Section 8.05(b) or (c), upon termination of this Agreement, (i) CURAGEN shall continue to have the rights and licenses described in Section 4.01(b) above, and (ii) BAYER shall continue to have the rights and licenses described in Section 4.00 above, subject, in each case, to continued compliance with obligations related to such licenses, such as the royalty provisions of Article IV.

     (b) Termination Prior to Expiration of Set-Up Phase. In the event that BAYER terminates this Agreement pursuant to Section 3.00 (c)(iv) (A) (a), all the licenses (other than the license granted pursuant to Section 4.01 (b) (ii)) granted by BAYER to CURAGEN shall terminate and CURAGEN shall use commercially reasonable efforts to deliver any portion of the CURAGEN Deliverables which CURAGEN has produced and not yet delivered to BAYER; [_________________________________________________________]. If BAYER
terminates this Agreement pursuant to Section 3.00 (c) (iv) (A) (b), (i) all the licenses granted by BAYER to CURAGEN under this Agreement, other than those granted pursuant to Section 4.01, shall terminate, (ii) CURAGEN shall use commercially reasonable efforts to deliver any portion of the CURAGEN Deliverables which CURAGEN has produced and not yet delivered to BAYER and (iii) if, within [___________] of such termination, CURAGEN sells, assigns, delivers, transfers, leases, licenses, sublicenses or otherwise provides services in connection with such CURAGEN Deliverables to a Third Party, CURAGEN will pay to BAYER, [_____________________________________________________________].

     (c) Termination for Material Breach. Notwithstanding subsection (a) above, upon termination of this Agreement under Section 8.02 all relevant licenses granted by the Terminating Party to the Breaching Party hereunder shall automatically terminate, and if the Breaching Party is CURAGEN, CURAGEN shall be deemed, without further action, to have forfeited its license from BAYER to commercialize CURAGEN Screening Services and CURAGEN Services. Notwithstanding the foregoing, the Parties hereby agree that nothing in this Section 8.05(c) shall affect BAYER's ownership rights with respect to BAYER Targets,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

BAYER Proprietary Materials, BAYER Compounds and BAYER SNP Targets or CURAGEN's ownership rights with respect to CURAGEN Proprietary Materials.

     (d) Additional Rights Upon Termination. Upon termination of this Agreement for any reason, other than because of a breach by BAYER pursuant to Section 8.02, (i) CURAGEN shall (A) be deemed to have granted to BAYER and its Affiliates, without any further action by the Parties, a non-exclusive, perpetual, royalty-free, worldwide license under CURAGEN's interest in the Predictive Toxicogenomics Technology and the Proteomics Technology for the purpose of manufacturing, having manufactured using, selling developing and/or having developed, BAYER Products and (B) grant to BAYER a non-exclusive, perpetual license under CURAGEN's interest in the Discovery Tool Technology and Discovery Tool Improvements for the purpose of developing BAYER Products on terms financially equivalent to those CURAGEN is then receiving from its most favored Third Party customers and subscribers, as negotiated by the Parties in good faith and (ii) CURAGEN shall provide BAYER with any copies of the Pharmacogenomics Data that CURAGEN did not previously deliver to BAYER prior to the termination of the Pharmacogenomics Program. The license in (d)(i)(B) above shall include the terms of the software license as set forth in Appendix E attached hereto.

8.06 - Obligations

     Upon any termination of this Agreement, the Parties shall remain liable for all obligations accruing prior to the date of termination.

8.07 - Remedies

     If either Party shall fail to perform or observe its material obligations, or otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party shall have the right to any other relief or remedies available under law or equity.

8.08 - Surviving Provisions

     Except as provided in Subsections 8.05(b) and (c) and Section 10.27, the rights and obligations set forth in Articles IV (other than 4.01(a)) VI, VII, IX and X and Sections 8.05, 8.06, 8.07, and 8.08 shall survive expiration or termination of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

ARTICLE IX - BAYER GENE PROCESSING FACILITY; NON-COMPETE AGREEMENT

9.00 - BAYER Facility

     (a) Upon BAYER's written request, which request shall not be made at any time earlier than one (1) year prior to the expiration of the Pharmacogenomics Program Term, or upon any termination of the Pharmacogenomics Program for any reason other than (i) by CURAGEN pursuant to Section 8.02 for breach of this Agreement by BAYER [or (ii) by BAYER pursuant to Section 3.00(c)(iv) above], CURAGEN [___________________________________________]. The
license described in Section 9.00(a)(ii) above shall include the terms of the software license as set forth in Appendix E attached hereto.

     (b) BAYER shall pay CURAGEN for its consulting services described above [____________________________________].

9.01 - Non-Competition.

     In consideration of the performance by CURAGEN of the services and the grant to BAYER of the licenses described in this Article IX, BAYER hereby agrees that during the period
[___________________________________________________________________].

ARTICLE X - REPRESENTATIONS AND WARRANTIES; MISCELLANEOUS

10.00 - Due Organization.

     BAYER and CURAGEN each represents and warrants to the other that as of the Effective Date it (a) is a company duly organized, validly existing, and in good standing under the laws of the jurisdiction of organization; (b) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (c) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (d) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all governmental authorities having jurisdiction, to the extent required for such ownership and operation; and (e) is in compliance with its certificate of incorporation (or equivalent organizational document) as applicable, and by-laws.

10.01 - Consents.

     BAYER and CURAGEN each represents and warrants to the other that all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been and shall be obtained, except with respect to approvals required under the HSR Act.

10.02 - Execution, Delivery and Performance.

     BAYER and CURAGEN each represents and warrants to the other that the execution, delivery and performance of this Agreement by such Party and all instruments and documents to be delivered by such Party hereunder (a) are within the corporate power of such Party; (b) have been duly authorized by all necessary or proper corporate action; (c) do not conflict with any provision of the certificate of incorporation (or equivalent organizational document), as applicable, or by-laws of such Party; (d) will not violate any law or regulation or any order or decree of any court of governmental instrumentality; (e) will not violate any terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which such Party is a party or by which such Party or any of its property is bound, which violation would have a material adverse effect on its financial condition or on its ability to perform its obligations hereunder; and (f) do not require any filing or registration with or the consent or approval of any governmental body, agency, authority or any other Person, which has not been made or obtained previously, other than to the U.S. Department of Justice with respect to the HSR Act, to the FDA or equivalent regulatory agency in a country or group of countries other than the United States.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.03 - Legal, Valid and Binding Obligation.

     BAYER and CURAGEN each represents and warrants to the other that this Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

10.04 - No Conflict.

     BAYER and CURAGEN each represents and warrants to the other that notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement, the performance of such Party's obligations hereunder and the conduct of the Pharmacogenomics Program (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and will not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of such Party, except such consents as shall have been obtained prior to the Effective Date.

10.05 - Employee Obligations.

     BAYER and CURAGEN each represents and warrants to the other that all of its employees, officers, and consultants have executed agreements or have existing obligations under law requiring, in the case of employees and officers, assignment to such Party of all inventions made during the course of and as the result of their association with such Party and obligating the individual to maintain as confidential such Party's Confidential Information as well as confidential information of a Third Party which such Party may receive, to the extent required to support such Party's obligations under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.06 - CURAGEN Intellectual Property.

     CURAGEN further hereby represents and warrants to BAYER as follows:

     (a) Ownership of CURAGEN Licensed Patent Rights and CURAGEN Licensed Technology.

     CURAGEN owns or otherwise has the right to use or license in accordance with the terms of this Agreement, the CURAGEN Patent Rights used by CURAGEN or licensed to BAYER hereunder (the "CURAGEN Licensed Patent Rights") and the CURAGEN Technology used by CURAGEN or licensed to BAYER hereunder (the "CURAGEN Licensed Technology"), and except as set forth on Schedule 10.06(a), to CURAGEN's Knowledge, no Third Party (including any government) has any license, claim or other right or interest in or to such CURAGEN Licensed Patent Rights or CURAGEN Licensed Technology. To CURAGEN's Knowledge, such CURAGEN Licensed Patent Rights and CURAGEN Licensed Technology may be exclusively licensed and sublicensed as hereunder provided, in the case of the CURAGEN Licensed Patent Rights and CURAGEN Licensed Technology without payment of any royalty, fee or incurring any other obligation to any Third Party (except with respect to any statutory march-in rights). To CURAGEN's Knowledge, the conduct by CURAGEN of the Pharmacogenomics Program in accordance with the Pharmacogenomics Program Plan does not infringe or conflict with the rights of any Third Party in respect of Technology or issued patents or published patent applications owned by such Third Party.

     (b)  Validity and Enforceability of Patents.

     The issued patents included in the CURAGEN Licensed Patent Rights are valid and enforceable to CURAGEN's Knowledge.

     (c)   Investigation of Prior Art.

     CURAGEN has made all reasonable inquiries and has diligently conducted a reasonably complete investigation of Third Party prior art as part of CURAGEN's preparation and prosecution of the CURAGEN Licensed Patent Rights, and has reviewed all relevant information and prior art obtained or derived from such investigation. CURAGEN has disclosed all material prior art of which it has Knowledge related to the CURAGEN Licensed Patent Rights and other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

material information obtained or derived from such investigation to BAYER as of the date hereof, in each case to the full extent requested by BAYER.

     (d)  No Infringement of CURAGEN Intellectual Property.

     CURAGEN has no Knowledge of any infringement of the CURAGEN Licensed Patent Rights, or any misappropriation of the CURAGEN Licensed Technology by any Third Party.

     (e)  Work-For-Hire.

     To CURAGEN's Knowledge, all of the research and development work performed in connection with any of the CURAGEN Licensed Technology prior to the Execution Date or Effective Date, as applicable, was performed solely under an obligation to assign to CURAGEN or one of its Affiliates, and was performed in accordance with applicable law and in compliance with all applicable regulatory requirements, and all such rights have been properly assigned to CURAGEN, including any and all rights of CURAGEN's employees and the employees of CURAGEN's Affiliates.

     (f)  No Claims or Suits Regarding CURAGEN Intellectual Property.

     There are no judicial, arbitral, regulatory or administrative proceedings or, to CURAGEN's Knowledge, investigations, claims, actions or suits relating to the CURAGEN Licensed Patent Rights or the CURAGEN Licensed Technology in any court or by or before any governmental body or agency, including product liability or compliance with good manufacturing practices or state or federal food and drug laws and, to CURAGEN's Knowledge, no such judicial, arbitral, regulatory or administrative proceedings or investigations, actions or suits have been threatened against CURAGEN or its Affiliates.

10.07 - BAYER Intellectual Property

     BAYER further hereby represents and warrants to CURAGEN as follows:

     (a)  Ownership of BAYER Licensed Patent Rights and BAYER Licensed
Technology.

     BAYER owns or otherwise has the right to use or license in accordance with the terms of this Agreement the Patent Rights of BAYER licensed to CURAGEN hereunder (the "BAYER

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

Licensed Patent Rights") and the Technology of BAYER licensed to CURAGEN hereunder (the "BAYER Licensed Technology"), and to BAYER's Knowledge, no Third Party (including any government) has any license, claim or other right or interest in or to the BAYER Licensed Patent Rights or the BAYER Licensed Technology. To BAYER's Knowledge, the BAYER Licensed Patent Rights and the BAYER Licensed Technology may be exclusively licensed as hereunder provided, in the case of the BAYER Licensed Patent Rights and BAYER Licensed Technology without payment of any royalty, fee or incurring any other obligation to any Third Party (except with respect to any statutory march-in rights). To BAYER's Knowledge, the conduct by BAYER of the Pharmacogenomics Program Plan does not infringe or conflict with the rights of any Third Party in any material respect of Technology or issued patents owned by such Third Party.

     (b)  Validity and Enforceability of Patents.

     The issued patents included in the BAYER Licensed Patent Rights are valid and enforceable to BAYER's Knowledge.

     (c)  Investigation of Prior Art.

     BAYER has made all reasonable inquiries and has diligently conducted a reasonably complete investigation of Third Party prior art as part of BAYER's preparation and prosecution of the BAYER Licensed Patent Rights, and has reviewed all relevant information and prior art obtained or derived from such investigation. BAYER has disclosed all material prior art of which it has Knowledge related to the BAYER Licensed Patent Rights and other material information obtained or derived from such investigation to CURAGEN as of the date hereof, in each case to the full extent requested by CURAGEN.

     (d)  No Infringement of BAYER Intellectual Property.

     BAYER has no Knowledge of any infringement of the BAYER Licensed Patent Rights, or any misappropriation of the BAYER Licensed Technology by any Third Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     (e)  Work-For-Hire.

     To BAYER's Knowledge, all of the research and development work performed in connection with any of the BAYER Licensed Technology prior to the Execution Date or Effective Date was performed solely under an obligation to assign to BAYER or one of its Affiliates, and was performed in accordance with applicable law and in compliance with all applicable regulatory requirements, and all such rights have been properly assigned to BAYER, including any and all rights of BAYER's employees and the employees of BAYER's Affiliates.

     (f)  No Claims or Suits Regarding BAYER Intellectual Property.

     There are no judicial, arbitral, regulatory or administrative proceedings or to BAYER's Knowledge, investigations, claims, actions or suits relating to the BAYER Licensed Patent Rights or the BAYER Licensed Technology in any court or by or before any governmental body or agency, including product liability or compliance with good manufacturing practices or state or federal food and drug laws and, to BAYER's Knowledge, no such judicial, arbitral, regulatory or administrative proceedings or investigations, actions or suits have been threatened against BAYER or its Affiliates.

10.08 - Contracts

     (a) CURAGEN represents and warrants to BAYER that it is not a party to any contract that, if terminated, would materially adversely affect CURAGEN's ability to conduct the Pharmacogenomics Program in accordance with the Pharmacogenomics Program Plan.

     (b) BAYER represents and warrants to CURAGEN that it is not a party to any contract that, if terminated, would materially adversely affect BAYER's ability to conduct the Pharmacogenomics Program in accordance with the Pharmacogenomics Program Plan.

10.09 - No Material Omissions.

     Each of BAYER and CURAGEN represents and warrants to the other that such Party has not, up through and including the Effective Date, omitted to furnish to the other Party with any information in its control or possession or of which it has Knowledge concerning (a) its Patent

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

Rights, (b) its Technology, or (c) the activities contemplated by this Agreement, which in such Party's opinion would be material to the other Party's decision to enter into this Agreement and to undertake the commitments and obligations set forth herein.

10.10 - No Warranties

     EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN OR IN THE STOCK PURCHASE AGREEMENT OR IN THE METABOLIC DISORDER COLLABORATION AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY (1) THAT PRODUCTS WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF DEVELOPED, WILL HAVE COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND (2) AS TO ANY BIOLOGICAL MATERIALS PROVIDED UNDER THIS AGREEMENT.

10.11 - Survival

     The representations and warranties set forth in this Agreement are made as of the Execution Date and the Effective Date and shall survive the Effective Date.

10.12 - Liability

     NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR
(I) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, NOTWITHSTANDING THAT A PARTY WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.13 - Notices

     Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to BAYER or CURAGEN shall be in writing and shall be personally delivered or sent by facsimile (with written confirmation to follow via courier or certified mail as set forth below), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

     If to CURAGEN:      555 Long Wharf Drive, 11th Floor
                         New Haven, CT  06511
                         Attn:  Executive Vice President, Business Development
                         Telephone: (203) 401-3330
                         Facsimile:  (203) 401-3333

     With a copy to:     Mintz, Levin, Cohn, Ferris,
                         Glovsky and Popeo, P.C.
                         One Financial Center
                         Boston, MA 02111
                         USA
                         Attn:  Jeffrey M. Wiesen, Esq.
                         Telephone:  (617) 542-6000
                         Facsimile:  (617) 542-2241

     If to BAYER:        BAYER AG
                         D 51368 Leverkusen
                         Federal Republic of Germany
                         Attention:  General Counsel
                         Telephone: 011 49 214 30 81805
                         Facsimile:  011 49 214 30 50848

     With a copy to:     Wilmer, Cutler & Pickering
                         2445 M Street NW
                         Washington, DC 20037
                         Attention:  Richard W. Cass, Esq.
                         Telephone:  (202) 663-6503
                         Facsimile: (202) 663-6363

     Such notices shall be deemed to have been sufficiently given on: a) the date sent if delivered in person, b) the next business day after dispatch in the case of transmission by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

facsimile, c) three (3) business days after dispatch in the case of overnight courier or d) five (5) business days after deposit in the US mail in the case of certified mail.

10.14 - Dispute Resolution and Arbitration

     (a) All disputes arising out of this Agreement and referred to arbitration shall be finally resolved by arbitration conducted in the English language in London, England in accordance with the arbitration Rules of the United Nations Commission on International Trade Law ("UNCITRAL"). Each Party shall appoint an arbitrator and the two arbitrators so appointed shall jointly appoint a third arbitrator; provided, however that if they cannot agree (or if any one Party refuses to appoint an arbitrator), than this third arbitrator shall be appointed by the UNCITRAL. If a Party fails to appoint an arbitrator within thirty (30) days after a dispute is referred to arbitration, the UNCITRAL shall appoint an arbitrator for such Party. The UNCITRAL shall be the administrator of the arbitration proceedings.

     (b) The arbitrators shall rule on each disputed issue within [___________] after the third arbitrator has accepted the appointment to serve as an arbitrator; provided, however that if the arbitrators are unable to render a decision within such [___________], they shall render such decision as soon thereafter as is practicable. The arbitrators shall issue a written decision in order to explain the basis of the ruling. The arbitrators shall not have the authority to award consequential or punitive damages.

     (c) The arbitrators shall be paid reasonable fees plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reported, and any expenses for a hearing room, shall be paid as follows:

          (i) If the arbitrators rule in favor of one Party on all disputed issues in the arbitration, the losing Party shall pay 100% of such fees and expenses.

          (ii) If the arbitrators rule in favor of one Party on some issues and the other Party on other issues the arbitrators shall issue with the ruling a written determination as to how such fees and expenses shall be allocated between

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                 the Parties. The arbitrators shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the arbitration, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

     (d) Any decision or award of the arbitrators shall be final, conclusive, and binding on the Parties to the dispute, and judgment may be entered on any award in any court of competent jurisdiction. To the extent lawful, the Parties include any right of application or appeal to the English or other courts in connection with any question of law arising in the arbitration or in connection with any award or decision made by the arbitrators, except as is necessary to recognize or enforce such award or decision.

10.15 - Currency

     Unless otherwise indicated, all monetary amounts referred to in this Agreement are in United States currency. Payment shall be made by wire transfer or other mutually acceptable means to a bank account designated by CURAGEN.

10.16 - Limitations

     Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its respective intellectual property.

10.17 - No Implied Waiver; Rights Cumulative

     No failure on the part of CURAGEN or BAYER to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.18 - Assignment

     Neither CURAGEN nor BAYER may assign this Agreement in whole or in part without the consent of the other, except if such assignment occurs in connection with the sale or transfer of all or substantially all of the business and assets of CURAGEN, on the one hand, or BAYER, on the other, to which the subject matter of this Agreement pertains. Notwithstanding the foregoing, any Party may assign its rights (but not its obligations) pursuant to this Agreement in whole or in part to an Affiliate of such Party.

10.19 - Force Majeure

     No failure or omission by the Parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

10.20 - No Strict Construction

     This Agreement has been prepared jointly and shall not be strictly construed against any Party.

10.21 - Severability

     If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law,
(a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, CURAGEN and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

BAYER hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

10.22 - Independent Contractor

     It is understood an agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either CURAGEN or BAYER to act as agent for the other. The Program Directors and members of Product Teams shall remain employees of BAYER or CURAGEN, as the case may be.

10.23 - BAYER Indemnification of CURAGEN

     BAYER agrees to defend CURAGEN and its Affiliates at its cost and expense, and will indemnify and hold CURAGEN and its Affiliates and their respective directors, officers, employees and agents (the "CURAGEN Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to (i) any breach by BAYER of any of its representations, warranties or obligations pursuant to this Agreement or (ii) personal injury from the development, manufacture, use, sale or other disposition of any product or service offered by BAYER and/or its licensees or collaborators unless the claim relates to patent infringement by CURAGEN. In the event of any such claim against the CURAGEN Indemnified Parties by any Third Party, CURAGEN shall promptly notify BAYER in writing of the claim and BAYER shall manage and control, at its sole expense, the defense of the claim and its settlement. The CURAGEN Indemnified Parties shall cooperate with BAYER and may, at their option and expense, be represented in any such action or proceeding. BAYER shall not be liable for any litigation costs or expenses incurred by the CURAGEN Indemnified Parties without BAYER's prior written authorization. In addition, BAYER shall, not be responsible for the indemnification of any CURAGEN Indemnified Party arising from any negligent or intentional acts by such party, or as the result of any settlement or compromise by the CURAGEN Indemnified Parties without BAYER's prior written consent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.24 - CURAGEN Indemnification of BAYER

     CURAGEN agrees to defend BAYER and its Affiliates at its cost, and will indemnify and hold BAYER and its Affiliates and its respective directors, officers, employees and agents (the "BAYER Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to (i) any breach by CURAGEN of any of its representations, warranties or obligations pursuant to this Agreement or (ii) personal injury from the development, manufacture, use, sale or other disposition of any product or service offered by CURAGEN or its licensees or collaborators unless the claim relates to patent infringement by BAYER. In the event of any claim against the BAYER Indemnified Parties by, any Third Party, BAYER shall promptly notify CURAGEN in writing of the claim and CURAGEN shall manage and control, at its sole expense, the defense of the claim and its settlement. The BAYER Indemnified Parties shall cooperate with CURAGEN and may, at their option and expense, be represented in any such action or proceeding. CURAGEN shall not be liable for any litigation costs or expenses incurred, by the BAYER Indemnified Parties without CURAGEN's prior written authorization. In addition, CURAGEN shall not be responsible for the indemnification of any BAYER Indemnified Party arising from any negligent or intentional acts by such party, or as the result of any settlement or compromise by the BAYER Indemnified Parties without CURAGEN's prior written consent.

10.25 - Captions and Headings

     The captions and headings appearing in this Agreement have been inserted for reference and as a matter of convenience and in no way define, limit or enlarge the scope or meaning of this Agreement or any provision.

10.26 - Amendments

     Any amendment to this Agreement shall only be effective if the amendment is in writing and is signed by all the Parties to this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.27 - HSR Matters

     The Agreement shall not become effective (and accordingly shall immediately terminate) in the event that (a) the FTC and/or the DOJ shall seek a preliminary injunction under the HSR Act against CURAGEN and BAYER to enjoin the transaction contemplated by this Agreement and BAYER elects not to contest the FTC and/or DOJ; (b) the HSR Clearance Date shall not have occurred on or prior to June 30, 2001; or (c) the Stock Purchase Agreement shall be terminated in accordance with
Section 7.1 of the Stock Purchase Agreement. Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated pursuant to this
Section 10.27, all of the licenses granted hereunder shall automatically terminate.

10.28 - Intellectual Property Rights Under Bankruptcy Code

     All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be, deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its or their possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

10.29 - HSR Filing

     As soon as practicable after the Execution Date, each of BAYER and CURAGEN shall promptly file any Notification and Report Forms and related materials that either such Party may be required to file with the FTC and the DOJ under the HSR Act, shall use its best efforts to obtain an early termination of the applicable waiting period, and shall promptly make any further filings or information submissions pursuant thereto, or responses to requests to additional information thereunder, that may be necessary, proper or advisable.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

10.30 - Governing Law

     This Agreement shall be construed and the respective rights of the Parties hereto determined according to the substantive laws of the State of Delaware notwithstanding the provisions governing conflict of laws under such Delaware law to the contrary and without giving effect to the United Nations Convention on Contracts for the International Sale of Goods, the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention") and the Protocol amending the 1974 Convention, done at Vienna April 11, 1980, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

10.31 - Counterparts

     This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Agreement.

                  [Remainder of page intentionally left blank]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives in two
(2) originals.


BAYER AG                                CURAGEN CORPORATION
By:  /s/ W. Hartwig                     By: /s/ Christopher K. McLeod
    ------------------------------      ---------------------------------------

Name                                    Name         Christopher K. McLeod
and Title: EVP, W. Hartwig              and Title:   Executive Vice President
           ----------------------                  ----------------------------

Date: Jan. 12, 2001                     Date: Jan. 12, 2001
     ----------------------------            ----------------------------------



By: /s/ A. Buchmeier

Name       A. Buchmeier
and Title: Senior Counsel
          -----------------------

Date: January 12, 2001
     ----------------------------


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                                   APPENDIX A
                                   ----------

                         Pharmacogenomics Program Plan


Rationale

     During the preclinical phase of drug development, candidates fail to advance in the development process due to evidence of toxicity or lack of efficacy. The experiments defined in this Pharmacogenomics Program Plan are designed to complement BAYER's drug development capabilities in a way that will ultimately improve the quality and yield of drugs delivered to the market. The plan is organized into two sections; a SETUP PHASE, where the goals are to create an assay to eliminate toxic compounds early in preclinical development (Predictive Toxicogenomics Screen, PTS), and a PRODUCTION PHASE, where this assay and genomics technologies are applied to enhance the drug development process. It is anticipated that the experimental plan will be modified by the Pharmacogenomics Project Team
     (PPT) on a regular basis to optimize the quality, speed, and cost of research deliverables.


[______________]


     [_________]


          [____________________________________________________________].



     [_________]


          [____________________________________________________________].

          [____________________________________________________________].

          [____________________________________________________________].

          [____________________________________________________________].

          [____________________________________________________________].

          [____________________________________________________________].

          [____________________________________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     [_____________________________________]


          [____________________________________________________________]:


-----------------------------------------------------------------------------------------------------------------
                                                       [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------

     [_______________]

          [____________________________________________________________].

          [____________________________________________________________].
[_____________________________________]


          [____________________________________________________________]:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement


-----------------------------------------------------------------------------------------------------------------
                                                       [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------
[___________________]                                  [_____]        [_____]        [_____]        [_____]
-----------------------------------------------------------------------------------------------------------------

     [_______________]

          [_____________________________________________________________].

          [_____________________________________________________________].

[_____________________________________________________________________]

     [_________]


          [_____________________________________________________________].

          [_____________________________________________________________].



   [_________]


[_____________________________________________________________________]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

     [_________]


[_____________________________________________________________________]


     [_________]

          [_____________________________________________________________].
             [__________________________________________________________].
          [_____________________________________________________________].


[________________]

     [_________]


     [_________________________________________________________________]:

          [_______________________________________________________].
          [____________]
               [_______________________________________________________].
               [_______________________________________________________].
          [____________]
               [_______________________________________________________].
               [_______________________________________________________].
          [_____________________________________________________________].

     [___________________________________________________________________].

[___________]

       [_________________________________________________________________].
       [_________________________________________________________________].

[___________]

       [_________________________________________________________________].
       [_________________________________________________________________].
       [_________________________________________________________________].
       [_________________________________________________________________].

  [___________]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

          [_________________________________________________________________].
          [_________________________________________________________________].
          [_________________________________________________________________].

     [___________]

          [_________________________________________________________________].

          [__________________________________________________________________].
          [__________________________________________________________________].

               [___________________________________________]
               [___________________________________________]
               [___________________________________________]


          [__________________________________________________________________].

          [__________________________________________________________________].

          [__________________________________________________________________].

     [___________]

          [___________]:

          [__________________________________________________________________].

          [__________________________________________________________________].

     [________________________]

          [__________________________________________________________________]:

          [____________________]  - [_________________________________________].

          [____________________]  - [_________________________________________].

          [____________________]  - [_________________________________________].

          [____________________]  - [_________________________________________].

          [____________________]  - [_________________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

          [________________________________________________________________].

          [____________________]  - [_________________________________________].




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                                   APPENDIX B
                                   ----------


MINIMUM USAGE OF SERVICES
-------------------------

Service                         Minimum Level
-------                         -------------

[__________________]            [______________]
[__________________]            [______________]
[__________________]            [______________]
[__________________]            [______________]



UNIT PRICES
-----------

                         Annual Base Level
                         ------------------
Service                  from which Adjusted*   Initial Unit Price (2001)
-------                  --------------------   -------------------------

[___________________]    [________________]     [___________________]
[___________________]    [________________]     [___________________]
[___________________]    [________________]     [___________________]
[___________________]    [________________]     [___________________]


*  [_________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                                   APPENDIX C
                                   ----------

                   CRITERIA FOR PROTEOMICS FEASIBILITY STUDY

          [_______________________________________________________________];

          [_______________________________________________________________];

          [_______________________________________________________________];

          [_______________________________________________________________];

          [_______________________________________________________________];

          [_______________________________________________________________].


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                                   APPENDIX D
                                   ----------

         COMMERCIAL TERMS OF EXCLUSIVE LICENSE TO DIAGNOSTIC PRODUCTS

[_____________________________________]

[_______________________________________________________________________]:

     [_________________________________________________________________];

     [_________________________________________________________________];

     [_________________________________________________________________];

     [_________________________________________________________________];

     [_________________________________________________________________].


     [_________________________________________________________________].

     [_________________________________________________________________].

     .

[____________________]:  [__________________________________________________].

[____________________]:  [__________________________________________________].

[____________________]:  [__________________________________________________].

[____________________]:  [__________________________________________________].

[____________________]:  [__________________________________________________].

[____________________]:  [__________________________________________________].


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

BAYER and CURAGEN Pharmacogenomics Project Agreement

                                   APPENDIX E
                                   ----------

         [__________________________________________________________]:


         [__________________________________________________________].

         [__________________________________________________________].



                                      E-1